MARKETOCRACY FUNDS
                 Supplement to Prospectus Dated October 15, 2001
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                          The Medical Specialists Fund
                               The ChangeWave Fund
                            The Technology Plus Fund
                             The Masters 100SM Fund

     On Friday, November 30, 2001, the Board of Trustees of Marketocracy Funds unanimously consented to terminate and wind up the ChangeWave Fund (the "Fund") immediately following the close of trading of the New York Stock Exchange on Friday, November 30, 2001.

     As a result of the decision to terminate the Fund, effective Monday, December 3, 2001, investors are no longer permitted to purchase shares of the Fund; however, redemption requests will be honored as received. Prior to December 20, 2001, you may exchange into the Masters 100SM Fund, the Technology Plus Fund or the Medical Specialists Fund at no charge. Please consult with your financial adviser to discuss the merits of such an exchange.

     If we have not received your redemption request by December 20, 2001, your shares will be redeemed in cash on December 20, 2001 and a check will be mailed to you.

     Note to IRA Shareholders: If you are an IRA shareholder, please note that you have 60 days from the date you receive your proceeds to reinvest or "rollover" into another IRA plan before the proceeds are disqualified as "IRA" funds and deemed taxable. If you fail to notify Firstar Mutual Fund Services, LLC (the Fund's transfer agent) of your intentions to rollover your IRA account or that you choose not to have your federal income tax withheld, your IRA account will be subject to federal income tax withholding as required by law. Please call 1-888-884-8482 for more information.


     Please retain this Supplement with the Prospectus. The date of this Prospectus Supplement is December 3, 2001.